UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 2004

                            MATTSON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                      0-21970                  77-0208119
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                             47131 Bayside Parkway
                            Fremont, California 94538
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (510) 657-5900

           ---------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit No.      Description
            -----------      -----------
            99.1             Press release dated July 21, 2004

Item 12. Results of Operations and Financial Condition

      On July 21, 2004, Mattson Technology, Inc. (the "Company") issued a press release regarding the Company's financial results for its second fiscal quarter ended June 27, 2004. The full text of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MATTSON TECHNOLOGY, INC.

Date: July 21, 2004                       By: /s/ Ludger Viefhues
                                              ----------------------------
                                              Ludger Viefhues,
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  99.1              Press release dated July 21, 2004